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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 18, 2001



                                  POLYCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)



      State of Delaware                 000-27978                94-3128324
       (State or Other           (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)

                                1565 Barber Lane
                           Milpitas, California 95035
              (Address of Principal Executive Office and Zip code)

                                 (408) 526-9000
                     (Telephone Number, Including Area Code)

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                                  POLYCOM, INC.
                                    FORM 8-K

ITEM 5.  OTHER EVENTS

         Polycom, Inc., a Delaware corporation, issued a press release dated January 18, 2001 (the "Press Release") reporting its operating results for the fourth quarter ended December 31, 2000.

         The Press Release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Press Release is qualified in its entirety by reference to the Press Release.

         The Press Release contains forward-looking statements, including statements about Polycom's expectation that it will begin shipments of voice over IP products through partners such as Cisco, Intel, and others, Polycom's anticipated broadening of its network access offering through Polycom's joint development with Avaya for a new broadband access device that integrates with their leading Partner ACS system, and the expected closings of the previously announced acquisitions of Accord Networks and Circa Communications. These statements are subject to many risks and uncertainties, including potential fluctuations in results and future growth rates, the market acceptance of Polycom's products, possible delays in the development and shipment of new products, risks associated with the Accord Networks and Circa acquisitions (such as the potential inability to satisfy the closing conditions, the risk of loss of distribution channels that sell products competitive to Polycom, and potential difficulties in the assimilation of the other distribution channels and other operations, strategies, technologies and products of the acquired companies), risks that the development project with Avaya will not meet its objectives, and risks associated with changes in general economic conditions. Further risks are detailed from time to time in Polycom's SEC reports, including the Form 10-K, for 1999, and subsequent Form 10-Q filings and Accord Networks' SEC reports.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


EXHIBIT NO.                               DESCRIPTION
-----------        -------------------------------------------------------------
    99.1           Press Release of Polycom, Inc. dated January 18, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          POLYCOM, INC.



                                          By: /s/ Michael R. Kourey
                                             -----------------------------------
                                             Michael R. Kourey
                                             Senior Vice President, Finance and
                                             Administration Chief Financial
                                             Officer and Secretary

Date:    January 30, 2001


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                                  EXHIBIT INDEX


EXHIBIT NO.                               DESCRIPTION
-----------        -------------------------------------------------------------
    99.1           Press Release of Polycom, Inc. dated January 18, 2001.